Exhibit 4.17

PREFERRED CUMULATIVE CONVERTIBLE SERIES A STOCK		PREFERRED CUMULATIVE CONVERTIBLE SERIES A STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES CUSIP 74730W 40 8

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PREFERRED CUMULATIVE CONVERTIBLE SERIES A STOCK, $0.01 PAR VALUE PER SHARE, OF

QUADRAMED CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

EXECUTIVE VICE PRESIDENT AND CORPORATE SECRETARY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

EqulServe Trust Company, N.A.

TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	___________	Custodian	___________
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors
Act ____________________________________
(State)
			UNIF TRF MIN ACT	—	______________Custodian (until age ___________)
(Cust)
___________under Uniform Transfers
(Minor)
to Minors Act ___________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE[S] SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.